UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02861
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697

 -------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                          Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Hasbro, Inc. (the "Company") held its 2014 Annual Meeting of Shareholders (the "Annual Meeting").  As of the record date of March 26, 2014, there were 130,458,933 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal I – Election of Directors
Shareholders approved the election of fourteen directors to serve as directors for a one-year term to expire at the 2015 Annual Meeting, and until their successors are duly elected and qualified.  The voting results for this proposal were as follows:

	For	Withheld	Broker Non-Votes
Basil L. Anderson	97,580,936	7,347,925	10,251,700
Alan R. Batkin	103,489,065	1,439,796	10,251,700
Frank J. Biondi, Jr.	93,835,599	11,093,262	10,251,700
Kenneth A. Bronfin	97,635,616	7,293,245	10,251,700
John M. Connors, Jr.	97,402,970	7,525,891	10,251,700
Michael W.O. Garrett	104,495,732	433,129	10,251,700
Lisa Gersh	96,933,238	7,995,623	10,251,700
Brian D. Goldner	99,533,890	5,394,971	10,251,700
Jack M. Greenberg	98,340,923	6,587,938	10,251,700
Alan G. Hassenfeld	104,294,987	633,874	10,251,700
Tracy A. Leinbach	104,576,765	352,096	10,251,700
Edward M. Philip	97,600,982	7,327,879	10,251,700
Richard S. Stoddart	104,567,376	361,485	10,251,700
Alfred J. Verrecchia	104,088,971	839,890	10,251,700

Proposal II – Advisory Vote on Compensation of the Company's Named Executive Officers
The advisory vote to approve the compensation for the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company's 2014 Annual Meeting Proxy Statement, was not approved. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
48,118,817	56,478,710	331,334	10,251,700

Proposal III – Approval of the Company's 2014 Senior Management Annual Performance Plan
Shareholders approved the Company's 2014 Senior Management Annual Performance Plan. The voting results for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
90,926,722	13,337,107	665,032	10,251,700

Proposal IV - Ratification of the Selection of Independent Registered Public Accountants for Fiscal Year 2014
Shareholders ratified the appointment of KPMG LLP to serve as the Company's independent registered public accountants for its 2014 fiscal year.  The voting results for this proposal were as follows:

For	Against	Abstain
114,163,176	758,727	258,658

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 23, 2014